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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Advanced Marketing Services, Inc. (the "Company") for the quarter ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Leonard, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.




                                        /s/ EDWARD J. LEONARD
                                        ---------------------------------
                                        Edward J. Leonard
                                        Executive Vice President and
                                          Chief Financial Officer
                                        August 12, 2002